EXHIBIT 23.1
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             CONSENT OF BEARD & COMPANY, INC., INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statement (on Form S-8) of Norwood Financial Corp. of our report dated January 29, 1999, with respect to the consolidated financial statements of Norwood Financial Corp. and subsidiary incorporated by reference in this Annual Report (Form 10-K) for the year ended December 31, 1998.



                                             /s/Beard & Company, Inc.

                                             BEARD & COMPANY, INC.




Harrisburg, Pennsylvania
March 23, 1999